UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 10, 2010
Date of Report (Date of earliest event reported)
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note: The events described in this Current Report on Form 8-K relate to the previously announced transactions in which Energy Transfer Partners, L.P. (“ETP”), Energy Transfer Equity, L.P. (“ETE”), Regency Energy Partners LP (“Regency”) and certain affiliates of GE Financial Services, Inc. (“GE EFS”) have entered into a series of agreements, pursuant to which:
•	ETE will acquire a 100% equity interest in the general partner of Regency from an affiliate of GE EFS in exchange for the issuance by ETE of 3,000,000 Series A Convertible Preferred Units of ETE having an aggregate liquidation preference of $300.0 million, pursuant to a General Partner Purchase Agreement, by and among ETE, its wholly-owned subsidiary ETE GP Acquirer LLC and Regency GP Acquirer, L.P., an affiliate of GE EFS (the “GP Purchase Agreement”); and

•	ETP will transfer the equity interests in an entity that owns a 49.9% interest in Midcontinent Express Pipeline LLC (“MEP”) to ETE in exchange for the redemption of 12,273,830 ETP common units owned by ETE, pursuant to the Redemption and Exchange Agreement more fully described under Item 1.01 below;

•	ETE will contribute the equity interests in the entity that owns a 49.9% interest in MEP to Regency in exchange for 26,266,791 newly issued Regency common units, pursuant to the Contribution Agreement by and among ETE, Regency and Regency Midcontinent Express LLC, a wholly-owned subsidiary of Regency.
As a result of these transactions, Regency will indirectly own a 49.9% interest in MEP. ETE will have the option to acquire the equity interests in the entity that owns the remaining 0.1% interest in MEP from ETP one year and one day following the transfer of the 49.9% interest in MEP, and ETE will assign this option to Regency at the closing of the transactions under the Contribution Agreement described above.
These transactions are more completely described in ETE’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 13, 2010. Copies of the GP Purchase Agreement and the Contribution Agreement are attached as Exhibits 2.1 and 2.3, respectively, to ETE’s Current Report on Form 8-K filed with the SEC on May 13, 2010.
Item 1.01. Entry into a Material Definitive Agreement.
Redemption and Exchange Agreement
     As previously reported on May 11, on May 10, 2010, ETP and ETE entered into a Redemption and Exchange Agreement (the “Redemption Agreement”) whereby ETP will transfer the membership interests in ETC Midcontinent Express Pipeline III, L.L.C. (“ETC III”) to ETE. ETC III owns a 49.9% membership interest in MEP, ETP’s joint venture with Kinder Morgan Energy Partners, L.P. that owns and operates the Midcontinent Express Pipeline. In exchange for the membership interests in ETC III, ETP will receive and redeem 12,273,830 ETP common units that are currently owned by ETE. The consideration payable under the Redemption Agreement is subject to a purchase price adjustment, payable in cash, based on changes in the working capital and long-term debt levels of MEP from those as of January 1, 2010 and any capital expenditures made by MEP after January 1, 2010.
     The Redemption Agreement also provides ETE with an option to acquire (the “Option”) the membership interests in ETC Midcontinent Express Pipeline II, L.L.C. (“ETC II”). ETC II owns a 0.1% membership in MEP. The Option may not be exercised until one year and one day following the consummation of the transactions contemplated by the Redemption Agreement.
     The Redemption Agreement contains customary representations, warranties and covenants between the parties, which include ETP managing ETC III in a manner such that MEP will operate its business in the ordinary course in all material respects until the closing of the transaction. Closing of the transactions contemplated by the Redemption Agreement is expected to occur within 30 days and is also conditioned on the consummation of the transaction contemplated by the GP Purchase Agreement, receipt of certain amendments and/or waivers of certain provisions of ETE’s, ETP’s and Regency’s respective credit facilities, as well as certain other customary closing conditions. In addition to customary termination provisions, ETE may terminate the Redemption Agreement if the GP Purchase Agreement has been terminated in accordance with its terms.
     A copy of the Redemption Agreement is attached hereto as Exhibit 2.1, which is incorporated by reference into this Item 1.01. The foregoing summary of the Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1 hereto.
     At the closing of the transactions contemplated by the GP Purchase Agreement, ETE, ETP, and Regency will adopt policies relating to conflicts of interest among ETP, ETE, Enterprise GP Holdings L.P. and Regency (the “Conflicts Policy”). The Conflicts Policy will address (i) standards for independence and separateness of the Boards of Directors of the general partners of ETE, ETP and Regency, (ii) approval by Conflicts Committees of the respective Boards of Directors in the event of a material transaction between either ETP or ETE, on the one hand, and Regency, on the other hand, (iii) procedures to prevent the sharing of commercially sensitive information between either ETP or ETE, on the one hand, and Regency, on the other hand, and (iv) procedures for the apportionment of business opportunities between ETP and Regency.
Item 7.01. Regulation FD Disclosure.
     The information included in Item 1.01 above is incorporated by reference into this Item 7.01.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description of the Exhibit
Exhibit 2.1*	Redemption and Exchange Agreement, dated May 10, 2010, by and among Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.

*	Pursuant to the rules of the Commission, the remaining schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.
	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.
its general partner

Date: May 13, 2010	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
Exhibit 2.1*	Redemption and Exchange Agreement, dated May 10, 2010, by and among Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.

*	Pursuant to the rules of the Commission, the remaining schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.